FormulaFolios US Equity Portfolio

Class 1 Shares

Supplement dated June 15, 2020 (effective at the close of business) to the Prospectus and Statement of Additional Information dated May 1, 2020

Effective immediately, the FormulaFolios US Equity Portfolio (the “Portfolio”), a separate series of Northern Lights Fund Trust II (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective June 29, 2020 (the “Liquidation Date”). Shares of the Portfolio are no longer available for purchase.

The Board of Trustees of the Trust, based on information provided by the Portfolio’s investment adviser, FormulaFolio Investments, LLC, has concluded that it is in the best interests of the Portfolio and its shareholders to discontinue the Portfolio’s operations. The Board has determined to close the Portfolio and redeem all outstanding shares on the Liquidation Date.

As a result of the liquidation, the Portfolio will no longer pursue its stated investment objective. The Portfolio will begin liquidating its portfolio and will hold cash and cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Portfolio are otherwise not available for purchase.

Prior to June 29, 2020, you may transfer your shares, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your transfer from the Portfolio will have no federal income tax consequences. Please refer to the “Tax Consequences” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO JUNE 29, 2020 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR INVESTMENT ADVISOR DIRECTLY OR THE PORTFOLIO AT 1-855-907-3233.

This Supplement and the existing Prospectus dated May 1, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated May 1, 2020 have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Portfolio at 1-855-907-3233.